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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ------------------------
                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
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Date of Report (Date of earliest event reported):  June 6, 1996
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                                 IMMUNOGEN, INC.
                                 ---------------
             (Exact name of registrant as specified in its charter)

Massachusetts                      0-17999                04-2726691
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(State or other jurisdiction      (Commission           (IRS Employer
of incorporation)                 File Number)         Identification No.)


                128 Sidney Street, Cambridge, Massachusetts 02139
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                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (617) 661-9312
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ITEM 5.     OTHER EVENTS
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     On June 6, 1996, the Registrant amended its agreement with Capital Ventures
International dated March 15, 1996. This amendment is filed as Exhibit 10.29 hereto and incorporated herein by reference.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS
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(c)         Exhibits.

            10.29 Letter Agreement dated as of June 6, 1996 by and among the
                  Registrant and Capital Ventures International regarding an Amendment to their agreement dated March 15, 1996



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ImmunoGen, Inc.
                                          ---------------
                                          (Registrant)




Date: June 10, 1996                       /s/ Frank J. Pocher
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                                          Frank J. Pocher
                                          Vice President and
                                          principal financial officer


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                                EXHIBIT INDEX
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Exhibit                                                      Sequential
Number            Description                                Page Number
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 10.29            Letter Agreement dated as of
                  June 6, 1996 by and among the
                  Registrant and Capital Ventures
                  International regarding an amendment
                  to their agreement dated March 15, 1996.       5


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